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                                                                    EXHIBIT 10.2


PROFILE TO OEM DISTRIBUTION AGREEMENT
--------------------------------------------------------------------------------
This profile covers the details of your authorization to market IBM Product(s) with Your Product(s) to your Distributors and End Users. Please let us know if you have any questions or problems with our IBM Product(s).

By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):

     1.   Profile
     2.   OEM Distribution Agreement
     3. Applicable Attachments and Exhibits referred to in the OEM Distribution Agreement.

This Agreement is the complete agreement regarding this relationship, and replaces any prior oral or written communications between us. Once this Agreement is signed, 1) any reproduction of this Agreement made by reliable means (for example, photocopy or facsimile) is considered an original and 2) all IBM Product(s) you order and services you perform under this Agreement are subject to it.

Effective Date (last date signed): 12/17/96      Duration:  Two (2) Years

Agreed to: (OEM name)                            Agreed to:

                                                 International Business Machines Corporation

    /s/ Timothy J. Connolly                          /s/ Ron K. Owen
By:________________________________              By:________________________________________
      (authorized signature)                               (authorized signature)

Name:     Timothy J. Connolly                    Name:        Ron K. Owen
     ------------------------------                   --------------------------------------
           (type or print)

Title:      C.E.O.                               Title:  Contract Administrator
      -----------------------------                    -------------------------------------

Date:         12/11/96                           Date:            12/17/96
     -------------------------------                  --------------------------------------

OEM address:                                     IBM address:

Applied Voice Recognition, Inc.                  International Business Machines Corporation
4615 Post Oak Place, Suite 277                   11400 Burnet Road
Houston, Texas 77027                             Austin, TX 78758
                                                 Attn: OEM Software Contracts
                                                       Internal Zip 3001

NOTIFICATION ADDRESS:

OEM:                                             IBM:

Applied Voice Recognition, Inc.                  International Business Machines Corporation
4615 Post Oak Place, Suite 277                   11400 Burnet Road
Houston, Texas 77027                             Austin, TX 78758
Attn: Tim Connolly                               Attn: Austin Site Counsel
                                                       Internal Zip 9452

CUSTOMER NUMBER:                                 AGREEMENT NUMBER: C-OM-96060

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                                 YOUR PRODUCTS
                                 -------------

Description of Your Product(s)
------------------------------



1.   Your Designated Ship to Location:

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IBM
OEM DISTRIBUTION AGREEMENT (SOFTWARE SYSTEMS)
---------------------------------------
1.0  DEFINITIONS

     1.1 "Additional License" is the authorization from us for the End User to make one copy of the IBM Product(s) under the terms of the IBM Proof of Additional License.

     1.2  "Code" is a computer instruction in object Code format.

     1.3 "Designated locations" are any of your locations to which we ship IBM Product(s).

     1.4 "Distributors" are any business entities you use to distribute Your Product(s).

     1.5 "End Users" is a party unaffiliated with you and who acquires IBM Product(s) from you for internal use, and not for redistribution.

     1.6 "Level 1 Service" shall mean the service provided in response to the initial phone call placed by an End User which identifies and documents an error in the IBM Product(s). This includes problem source identification assistance, problem analysis, problem resolution, installation planning information and preventive and corrective service information.

     1.7 "Level 2 Service" shall mean the service provided to analyze or reproduce the error or to determine that the error is not reproducible. This includes problem recreation and in-depth technical analysis.

     1.8 "Level 3 Service" is the service provided to the OEM that isolates the error to a component level of the IBM Product(s). An attempt is to be made to provide an error correction or circumvention or notification that no correction or circumvention is available.

     1.9 "IBM Product(s)/TM/ is the IBM Software Product(s) listed in the attached Exhibits.

     1.10 "Your Product(s)" is the software product described in the Profile which you market and distribute under your trademark(s) or product name(s) but not in combination with anyone else=s trademark or product name.

2.0  OUR RESPONSIBILITIES

     We agree to:

     2.1 provide you golden master diskettes for the IBM Product(s) listed in the Profile. We may make new releases of the IBM Product(s) available to you. ______, terms and conditions for such new releases may vary.

     2.2 provide Level 3 Service during the time that such service is available to all other IBM customers of the IBM Product(s). Upon our request, you will provide your product(s) to us at no charge in order to provide this service.

3.0  OUR MUTUAL REPRESENTATIONS

     Each of us agrees:

     3.1 that each of us is an independent contractor and neither of us is a legal representative or agent of the other.

     3.2 that each of us may independently develop or acquire materials which are competitive with each others product(s) or make similar arrangements with other parties. Each of us is free to establish our own prices and to enter into similar agreements with other parties.

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     3.3  that failure by either of us to insist on strict performance or to exercise a right when entitled, does not prevent us from doing so at a later time, either in relation to that default or any subsequent one.

4.0  YOUR RESPONSIBILITIES

     You agree to:

     4.1 distribute the IBM Product(s) with a Program License Agreement ("APLA") containing terms legally sufficient to:

          i) prohibit further copying and or transfer of the IBM Product(s) by the end user, and

          ii) prohibit reverse assembly, reverse completion, or other transaction of an IBM Product(s); and

          iii) notify the end user that the IBM Product(s) is copyrighted and licensed (not sold) and that title to the IBM Product(s) is not transferred; and

          iv) notify the end user that the owner of the IBM Product(s), ADISCLAIMS ALL WARRANTIES WITH RESPECT TO THE USE OF THE IBM
               PRODUCT(S)   INCLUDING WITHOUT LIMITATION) ANY WARRANTIES OF
               MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE@; and

          v) notify the end user that the owner of the IBM Product(s) liability is limited to the amount paid by the end user for the IBM Product(s).

     4.2  provide Level 1 and Level 2 Service.

     4.3 make no more than one-percent (1%) of your annual forecast as no charge copies of the IBM Product(s) to be used solely for demonstration purposes which must be so labeled. Additionally, we will specify in the Profile if you are authorized to make any other no charge copies for any other purposes. You agree not to make any unauthorized copies.

     4.4  return the golden master diskettes to us when this Agreement ends.

     4.5 (1) have an agreement in place with each Distributor which will permit you to comply with your obligations under this Agreement, and (2) ensure that your Distributors do not conduct their business in a way that conflicts with your responsibilities under this Agreement.

     4.6 integrate IBM Product(s) only with your Product(s) that are of comparable or higher value, and upon our request, make available to us for our inspection and approval one copy of Your Product(s) and print materials which use the name of the IBM Product(s), both in finished form.

     4.7 retain records for each of the transactions for three (3) years. Records must include the number of IBM Product(s) sold, name of IBM Product(s), and model numbers thereof, sold and/or returned, including if IBM requests such information, end users name and address. You agree to provide us or a mutually agreed to representative with sufficient free and safe access to your facilities at a mutually convenient time for us to audit these records. We may conduct surveys of your Distributors with regard to our relationship under this Agreement.

     4.8 not assign your rights or delegate your obligations under this Agreement to any third party without our written consent. Any attempt to do so is void.

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     4.9  not make representations about the IBM Product(s) except as authorized by us in writing.

5.0  LICENSES (IBM TO YOU) AND YOUR OBLIGATIONS

     5.1 For each copy we authorize you to make, we give you a non-transferable license to replicate and distribute to End Users or your Distributors copies of the IBM Product(s) on Your Product(s). You are not authorized to distribute the IBM Product(s) alone. You shall not reverse assemble, reverse compile, sublicense, rent, lease or assign the IBM Product(s), or any copy thereof.

     5.2 We do not grant you rights to any _________ work with respect to IBM Product(s) or any other item we supply to you.

     5.3 You may provide one back-up copy of the IBM Product(s) with Your Product(s). This copy must be identified as the back-up copy allowed under the applicable license agreement.

6.0  INFORMATION EXCHANGE

     6.1 We mutually agree that all information, exchanged between us is non-confidential. If either of us requires the exchange or confidential information it will be made under a signed confidentiality agreement.

7.0  CHANGES TO THIS AGREEMENT

     7.1 We may change prices for IBM Products by issuing a Revised Exhibit. We will give you thirty (30) days prior notice of any price increase. For all other changes to be valid, both of us must sign a written amendment.

8.0  FINANCIAL TERMS

     8.1 We will specify the charges and any minimum order requirements associated with the IBM Product(s) in the Exhibits and you shall pay in accordance with the terms and conditions of the IBM invoice.

     8.2 You shall provide IBM with an initial payment in accordance with the exhibit for each IBM Product(s) that you distribute. This payment must be made before any IBM Product(s) are distributed. When the quantity associated with the initial order is exhausted, you may order additional IBM Product(s), subject to the minimum order quantity specified in the exhibit, by submitting a purchase order to the address listed below.

          International Business Machine Corporation

               Branch Office JWQ
               Accounts Receivable
               Internal Zip 305
               150 Kettletown Road
               Southbury, CT 08488

          You are responsible to ensure that sufficient quantities of the IBM Product(s) have been ordered to cover shipments of your product. You agree to provide IBM, upon request, documentation detailing the quantity of IBM Product(s) distributed externally or installed informally during the term of this agreement.

          Each such accounting shall include a statement summarizing for each county in which you or your authorized Distributors are authorized to sell the IBM Product(s), the following: (i) the number of copies of the IBM Product(s) distributed normally or installed informally; (ii) normal revenue for such IBM Product(s) so placed; and (iii) an explanation of how the payment was calculated.

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     8.3  If your account becomes delinquent, (more than 30 days past due) we may revoke your license to copy or distribute IBM Product(s) until your account is current. You shall pay IBM's attorneys fees (both in house and outside) incurred in connection with collecting sums past due.

     8.4 You agree to provide us with relevant financial information about your business on request, if required by us, you agree to establish a line of credit with us.

     8.5 You agree to: (1) provide us with valid reseller exemption documentation for each applicable taxing jurisdiction, otherwise we will charge you all applicable state and local taxes and duties and
          (2) notify us promptly if this documentation is revoked or modified. You are liable for any claims or assessments resulting from any taxing jurisdiction in which your exemption is not recognized.

9.0  WARRANTY

     9.1 THE IBM PRODUCT(S) WE PROVIDE TO YOU PURSUANT TO THIS AGREEMENT ARE PROVIDED ON AN "AS IS" BASIS WITHOUT WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

10.0  LIMITATION OF LIABILITY

     10.1 WE ARE NOT LIABLE FOR ANY LOST REVENUE, LOST PROFITS, OR OTHER CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES EVEN IF ADVISED IN ADVANCE OF THE POSSIBILITY OF SUCH DAMAGES.

     10.2 Our entire liability for claims in any way related to this Agreement shall be limited to the greater of the monies paid by you to us for the IBM Product(s) which caused the damage or one hundred thousand dollars ($100,000). This limitation is cumulative. The sum of multiple claims may not exceed this limit.

     10.3 The experience of multiple claims will not discharge or extend this limitation. You agree to release us from all obligations, liability, claims or damages in excess of one limitation.

11.0  PATENTS, COPYRIGHTS, INDEMNIFICATIONS

     11.1 You agree, at your expense, to defend us against any claim against us based on your representations, omissions, or actions relating to this Agreement, your product(s) or your Code. You agree to pay all costs, damages and reasonable attorney's fees that a court finally awards as a result of such claim. To qualify for such defense and payment, we agree to 1) give you prompt written notice of any such claim and 2) allow you to control and full cooperate with you in the defense of such claims and all related settlement negotiations..

     11.2 Title to our copyrights, patents and any other intellectual property rights in the Code and IBM Product(s) documentation remain with us.

     11.3 Nothing in this Agreement grants any license or other right under any patents or patent applications to combine any item purchased from us with any other item, or to use any such combination.

12.0  TRADEMARKS, TRADE NAMES AND PRODUCT NAMES

     12.1 This Agreement does not grant you any rights in any of IBM's trademarks, trade names or service marks. However, you may assert that Your Product(s) include the IBM Product(s).

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13.0  TERMINATION

     13.1 We may terminate this Agreement upon written notice to you at any time for acts or omissions that we consider to be so serious as to warrant termination.

     13.2 Except as otherwise provided herein, either of us may terminate this Agreement for cause, if the cause has not been cured within thirty
          (30) days following written notice to the either party, and either party may terminate this Agreement without cause upon three months written notice.

     13.3 Upon termination of this Agreement you agree to immediately pay us all amounts due.

     13.4 The rights and obligations of this Agreement which by their nature extend beyond its termination remain in effect until fulfilled and apply to respective successors and assignees.

14.0  GENERAL

     14.1 You shall have sole responsibility for the payment of all taxes and duties imposed by any governmental entity, and shall at your own expense, comply with any governmental law, statute, ordinance, administrative order, rule or regulation relating to your duties under this Agreement and shall procure all licenses and approvals and pay all fees and other charges required by law thereby, as they pertain to your duties, obligations and performance under this Agreement. You are responsible to bear any personal property taxes assessable on the Products on or shall delivery to the carrier at their ship-front location.

     14.2 You warrant and represent that the IBM Product(s) are exportable into the countries to which you ship them. You shall not, nor shall you authorize or permit your employees, agents or subcontractors to export or re-export any IBM information or materials to any country specified as a prohibited destination in applicable federal, state and local laws, regulations and ordinances, including the Regulations of the U.S. Department of Commerce and/or the U.S. State Department, without first obtaining any ______ U.S. governmental approval. For your information, current prohibited countries include Cuba, Iraq, Iran, Libya, North Korea, Yugaslavia (Serbia, Montenegro).

     14.3 We may assign our rights or delegate our responsibilities under this Agreement.

     14.4 Any notice required or permitted to be given pursuant to this Agreement shall be considered given on the date of mailing if sent to the receiving party by first class mail, postage prepaid or terminate, and addressed to the addressees set forth in the Profile.

     14.5 The laws of the State of New York and the Copyright and Patent Law of the United States or America govern this Agreement. We both agree to waive any right to a trial by jury for the resolution of any dispute with respect to this Agreement. Neither of us will bring a legal action against the other more than two years after the cause of action arose.

     14.6 The parties acknowledge that they have read this Agreement, understand it, and agree to be bound by its terms and conditions.

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